DATAMARINE INTERNATIONAL, INC.

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                March 4, 1996

To the Stockholders:

      A Special Meeting of the Stockholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Corporation") will be held on Monday, March 4, 1996, at the 9:30 a.m. at the offices of Goodwin, Procter & Hoar, Exchange Place, 26th Floor, Room 26A1, Boston, Massachusetts, for the following purposes:

      1. To elect one (1) Director to serve for a term of three years and until his successor shall be elected and qualified.

      2.   To approve the 1995 Stock Option Plan for Non-Employee
           Directors.

      3. To approve the amendment of the Corporation's Articles of Organization to permit meetings of stockholders of the Corporation to be held anywhere in the United States.

      4. To consider and act upon any other business which may properly come before the Meeting.

      The Board of Directors has fixed the close of business on January 12, 1996 as the record date for the Meeting. All stockholders of record on that date are entitled to notice of and to vote at the Meeting. The Meeting is being held in lieu of the 1996 Annual Meeting of the Stockholders of Datamarine International, Inc.

      In order that your stock may be represented at the Meeting in case you are not personally present, please sign and date the enclosed proxy and return it promptly in the accompanying addressed envelope.


                                       By Order of the Board of Directors,

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
February 6, 1996


                       DATAMARINE INTERNATIONAL, INC.

                               PROXY STATEMENT

      This statement is furnished to stockholders of Datamarine International, Inc. (the "Corporation") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Stockholders of the Corporation (the "Meeting") to be held on March 4, 1996, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The principal executive offices of the Corporation are located at 2030 220th S.W., Mountlake Terrace, Washington 98043, telephone number (206) 771-2182. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is on or about February 6, 1996.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified, proxies will be voted (i) for the election of the Director recommended by the Board of Directors, (ii) to approve the 1995 Stock Option Plan for Non-Employee Directors, (iii) to approve the amendment of the Corporation's Articles of Organization to permit meetings of stockholders of the Corporation to be held anywhere in the United States, and (iv) in accordance with the discretion of the named proxies on such other business as may properly come before the Meeting. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Corporation at any time before the proxy is exercised.

      The holders of a majority in interest of all common stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. The election of the nominee for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the Corporation's common stock present in person or by proxy and entitled to vote at the Meeting will be required to approve the 1995 Stock Option Plan for Non-Employee Directors. The affirmative vote of the holders of at least two-thirds of the Corporation's common stock outstanding is required to approve the amendment of the Corporation's Articles of Organization to permit meetings of stockholders of the Corporation to be held anywhere in the United States. In the election of directors, any action other than a vote for the nominee, including broker non-votes, will have the effect of a vote withheld with respect to that nominee. With respect to the proposal to approve the 1995 Stock Option Plan for Non-Employee Directors, a broker non-vote will have no effect on the outcome of the matter other than to reduce the number of "FOR" votes necessary to approve the matter, and abstention from voting will have the practical effect of voting against the matter since it is one less vote for approval. With respect to the proposal to approve the amendment of the Corporation's Articles of Organization to permit meetings of stockholders of the Corporation to be held anywhere in the United States, a broker non-vote or abstention will have the same effect as a vote against the proposal.

      The Corporation will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Corporation.


                      RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on January 12, 1996, are entitled to vote at the Meeting. On that date the Corporation had outstanding and entitled to vote 1,297,095 shares of common stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.


                            ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Corporation, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. At each annual meeting, one of the classes is elected for a term of three years. The Corporation presently has a Board of Directors of five members. It is proposed that the nominee listed below be elected to serve for a term of three years commencing on the date of the Meeting and continuing until his successor is duly elected and qualified or until he sooner dies, resigns or is removed.

      The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominee named below. If the nominee should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of Directors may recommend.

      Certain information as of January 12, 1996 regarding the nominee and each Director is set forth below, including such individual's age and principal occupation, a brief account of business experience during at least the last five years, and other directorships held at other publicly-held companies.

      Nominated for a term ending in 1999:

                            Year First
                            Served as    Position with the Corporation or Principal
Name of Nominee       Age   Director     Occupation During the Past Five Years
------------------------------------------------------------------------------------

Dale N. Hatfield      57    1995         From January 1994, CEO and Sr. Consultant of
                                         Hayfield Associates, Inc., telecommunications
                                         consultants.  From December 1986 to December
                                         1993, President, Hatfield Associates, Inc.
                                         From 1982, Adjunct Professor, University of
                                         Colorado.  Also a director of Pittencrieff
                                         Communications, Inc.

Serving for a term ending in 1996:

                            Year First
                            Elected a    Position with the Corporation or Principal
Name                  Age   Director     Occupation During the Past Five Years
------------------------------------------------------------------------------------

Geoffrey W. Kreiger   45    1993         From June 1995, self-employed as a business
                                         consultant. President of Datamarine Business
                                         Unit from August, 1992 to May 1995.  Vice
                                         President of Finance of the Corporation and
                                         Treasurer of the Corporation from December
                                         1988 to May 1995.

Serving for a term ending in 1997:

                            Year First
                            Elected a    Position with the Corporation or Principal
Name                  Age   Director     Occupation During the Past Five Years
------------------------------------------------------------------------------------

Peter D. Brown        48    1991         President/CEO of the Corporation since
                                         September, 1991. Chairman of the Board of
                                         the Corporation since December, 1995. From
                                         January, 1990, CEO of The South Beach Company,
                                         a management company. From 1974 through 1990,
                                         CEO of Heather Hill Sportswear Co., an apparel
                                         company. Currently, Vice-President and Treasurer
                                         of Gordon & Ferguson, a manufacturer of men's
                                         and boys' outerwear.  Also serves as a director
                                         of Cherokee International.

Serving for a term ending in 1998:

                            Year First
                            Elected a    Position with the Corporation or Principal
Name                  Age   Director     Occupation During the Past Five Years
------------------------------------------------------------------------------------

David M. Brown        51    1988         Chairman of the Board of the Corporation from
                                         August, 1990 to December, 1995. CEO of Penobscot
                                         Management L.L.C., a construction and real estate
                                         development company.

Serving for a term ending in 1998:

                            Year First
                            Elected a   Position with the Corporation or Principal
Name                  Age   Director    Occupation During the Past Five Years
------------------------------------------------------------------------------------

David C. Thompson     66    1987        Principal Financial and Accounting Officer of
                                        the Corporation since June 1995.  President/CEO
                                        of SEA Inc. of Delaware, a wholly owned subsidiary
                                        of the Corporation. From October 12, 1989 through
                                        February, 1992, Chief Operating Officer, and from
                                        June 30, 1990 through December 20, 1990, acting
                                        Chief Executive Officer, of the Corporation.
                                        Previously President/CEO of Stephens Engineering
                                        Associates, Inc., which was acquired by the
                                        Corporation in 1986.


                INFORMATION CONCERNING THE BOARD OF DIRECTORS

      During fiscal 1995 there were two meetings of the Board of Directors of the Corporation. All of the Directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of the meetings held by committees of the Board on which they served. The Board of Directors does not have a nominating committee.

      The Corporation has an Audit Committee which reviews with the Corporation's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditors' fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. The present members of the Audit Committee are Peter D. Brown and David M. Brown. During fiscal 1995 there were no meetings of the Audit Committee of the Board of Directors

      The Corporation has a Management Development Committee/Stock Option Committee which administers the Corporation's 1991 Stock Option Plan. The Management Development Committee/Stock Option Committee is responsible for reviewing and approving all options granted under the Corporations 1991 Stock Option Plan, and administering, or supervising the administration of, the Plan. The present members of the Management Development Committee/Stock Option Committee are David M. Brown and Peter D. Brown. The Management Development Committee/Stock Option Committee held one meeting in fiscal 1995.

      The Corporation also has a Strategic Planning & Acquisitions Committee. The Strategic Planning & Acquisitions Committee has such powers and authority as are consistent with the By-Laws of the Corporation and as may be delegated to such Committee from time to time by the Board of Directors. The members of the Strategic Planning & Acquisitions Committee are David M. Brown, Peter D. Brown and David C. Thompson. The Strategic Planning & Acquisitions Committee held no meetings in fiscal 1995.


                          Compensation of Directors

      Each non-employee Director of the Corporation receives a fee of $500 per quarter plus $400 for each meeting of the Board of Directors he attends. In addition, each non-employee Director who serves on a committee of the Board receives $300 for each committee meeting he attends (other than on the day of a Board meeting). Directors also receive reimbursement for out-of-pocket expenses relating to attendance at Board or committee meetings. Non-employee Directors will also receive stock option grants to purchase 2,000 shares of the Corporation's common stock as of the date of each of the annual meetings of the Board of Directors for the years 1996 through 1999 under the Corporation's 1995 Stock Option Plan for Non-Employee Directors. See "Approval of the 1995 Stock Option Plan for Non-Employee Directors."

      Peter D. Brown, Chairman of the Board, President and CEO of the Corporation, and David M. Brown, a Director, are brothers.


                   PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table shows as of January 12, 1996, any person who was known by the Corporation to be the beneficial owner of more than 5% of any class of voting securities of the Corporation. For purposes of this proxy statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and means generally the power to vote or dispose of the securities, regardless of any economic interest therein.

                                                   Amount and Nature
                   Name and Address                of Beneficial        Percent
Title of Class     of Beneficial Owner             Ownership            of Class
--------------------------------------------------------------------------------

Common Stock       Adam R. Brown                   391,531(l)           30.0%
                   545 Cedar Lane
                   Teaneck, NJ 07666

                   David M. Brown
                   545 Cedar Lane
                   Teaneck, NJ 07666

                   Peter D. Brown
                   P.O. Box 2692
                   Palm Beach, FL 33480

Common Stock       David C. Thompson               147,794(2)           11.1%
                   SEA, Inc. of Delaware
                   7030 220th Street, S.W.
                   Mountlake Terrace, WA 98043

Common Stock       Geoffrey W. Kreiger              83,003(3)            6.4%
                   8000 Cheno Cortina Trail
                   Austin, TX 78749

Common Stock       Steven T. Newby                  74,000               5.7%
                   6116 Executive Blvd., Ste. 701
                   Rockville, MD 20852

--------------------
<F1>  Adam R. Brown, David M. Brown and Peter D. Brown are brothers.  Adam
      R. Brown owns 2,500 shares. David M. Brown is the record owner of 81,003 shares and holds options for the purchase of 4,500 shares which are currently exercisable. Peter D. Brown is the owner of 219,937 shares and holds options for the purchase of 4,500 shares which are currently exercisable. He has sole voting and dispositive power over 219,937 shares and shared voting and dispositive power over 79,091 shares. Of such 79,091 shares, 21,050 shares are held in trust for his minor child and 58,041 are held in trust for the Corporation's Employee Investment Plan. Peter D. Brown serves as one of the co-trustees of this trust. Adam R. Brown, David M. Brown and Peter D. Brown each disclaims beneficial ownership of the securities held directly or indirectly by his brothers.

<F2>  Includes 34,632 shares purchasable under options presently exercisable or exercisable within 60 days. Includes 58,041 shares held in trust for the Corporation's Employee Investment Plan. Mr. Thompson serves as one of the co-trustees of such trust.

<F3>  Includes 58,041 shares held in trust for the Corporation's Employee
      Investment Plan. Mr. Kreiger serves as one of the co-trustees of such trust.

                SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following information is furnished as of January 12, 1996, with respect to common stock of the Corporation beneficially owned within the meaning of Rule 13d-3 by the Directors of the Corporation, the nominee for Director, and the executive officers named in the Summary Compensation Table, and by all Directors and officers of the Corporation as a group. Unless otherwise indicated, the individuals named held sole voting and investment power over the shares listed below.

                                              Amount and Nature
                              Title           of Beneficial       Percent
Name                          of Class        Ownership           of Class
---------------------------------------------------------------------------

David M. Brown                Common Stock     391,531(l)          30.0%
Peter D. Brown                Common Stock     391,531(l)          30.0%
David C. Thompson             Common Stock     147,794(l)          11.1%
Geoffrey W. Kreiger           Common Stock      83,003(l)           6.4%
Dale N. Hatfield              Common Stock           0              0.0%

All Directors and officers
as a group (5 persons)        Common Stock     506,246(2)          37.8%

--------------------
<F1>  See "Principal Holders of Voting Securities" regarding shares held by Messrs. David Brown, Peter Brown, Thompson and Kreiger. Also included in this figure are 58,041 shares held in trust for the Corporation's Employee Investment Plan. Messrs. Peter Brown, Thompson and Kreiger serve as co-trustees of such trust.

<F2>  Included in this figure are 43,632 shares purchasable by certain officers and Directors under options presently exercisable or exercisable within 60 days.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, earned by, or paid to the Corporation's Chief Executive officer and each of the Corporation's executive officers (other than the Chief Executive Officer) who served during the most recent fiscal year (the "Named Executive Officers") for all services rendered in all capacities to the Corporation and its subsidiaries for the Corporation's fiscal years ended September 30, 1995, October 1, 1994, and October 2, 1993.


                         Summary Compensation Table

                                                                        Long Term
                                                                        Compensation
                                       Annual Compensation              Awards
                             ----------------------------------------   ------------
                                                      Other
Name and                                              Annual            Stock          All Other
Principal Position(s)        Year   Salary    Bonus   Compensation(1)   Options        Compensation
---------------------------------------------------------------------------------------------------

Peter D. Brown               1995   $     0     --          --           1,500             --
  President/CEO of the       1994   $     0     --          --           1,500             --
  Corporation                1993   $     0     --          --           1,500             --

Geoffrey W. Kreiger (3)      1995   $72,249     --          --             --          $25,483(3)
  President of Datamarine    1994   $94,515     --          --             --          $ 2,836(2)
  Business Unit; Vice        1993   $94,515     --          --           7,984(4)      $ 2,890(2)
  President of Finance
  and Treasurer of the
  Corporation

David C. Thompson            1995   $92,657     --          --           7,000         $      --
  President/CEO of           1994   $89,169     --          --             --          $ 2,156(2)
  SEA, Inc. of Delaware      1993   $96,600     --          --          17,632(4)      $ 2,899(2)

--------------------
<F1>  Does not include personal benefits not directly related to performance furnished directly or indirectly to Executive Officers. The aggregate value of such compensation to any one Executive Officer was not greater than the lesser of $50,000 or 10% of such Executive Officer's total salary and bonus.

<F2>  Represents amounts contributed by the Corporation under its 401(k) Plan.

<F3>  Mr. Kreiger ceased employment as an officer of the Corporation in
      May 1995, and continued to be compensated under a severance arrangement through August 1995. "All Other Compensation" includes $23,629 paid to Mr. Kreiger under the severance arrangement and $1,854 contributed on behalf of Mr. Kreiger by the Corporation to the Corporation's 401(k) Plan.

<F4>  Includes as to Mr. Kreiger options for the purchase of 6,484 shares which were granted in December 1992 following the surrender of options for the purchase of 10,000 shares. Includes as to Mr. Thompson options for the purchase of 12,632 shares which were granted in December 1992 following the surrender of options for the purchase of 20,000 shares.

                      Option Grants in Last Fiscal Year

      The following table provides information regarding the grants of stock options to each of the Named Executive Officers during the fiscal year ended September 30, 1995.

                      Number of            Percent of Total
                      Securities           Options Granted    Exercise or   Market Price
                      Underlying Options   to Employees in    Base Price    at Date of     Expiration
Name                  Granted (#)(1)       Fiscal Year        ($/Sh)        Grant          Date
-----------------------------------------------------------------------------------------------------

Peter D. Brown                0                  --              --            --              --
Geoffrey W. Kreiger           0                  --              --            --              --
David C. Thompson          5000                 17.9%          $9.00         $9.00         4/18/2005
David C. Thompson          2000                  7.1%          $6.00         $9.00         4/18/2005

--------------------
<F1>  The options vest at 25% per year over the first four anniversary dates of the grant.

             Aggregated Option Exercises in Last Fiscal Year and
                        Fiscal Year End Option Values

      The following table provides information on option exercises by the Named Executive Officers during the fiscal year ended September 30, 1995, and the value of unexercised options held by the Named Executive Officers at September 30, 1995.

                                                       Number of Shares
                                                       Underlying Unexercised        Value of Unexercised
                                                       Options at                    Options at
                                                       September 30, 1995            September 30, 1995(2)
                       Shares Acquired   Value         ---------------------------   ---------------------------
                       On Exercise       Realized(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------------

Peter D. Brown                0                  0        3,000             0         $  8,820              0
Geoffrey W. Kreiger      21,234           $113,807            0             0                0              0
David C. Thompson             0                  0       34,632         5,000         $136,396        $12,000

--------------------
<F1>  Computed based on the difference between the closing price of the common stock on the day prior to exercise, and the exercise price.

<F2>  Value of unexercised options represents the difference between the exercise prices of the stock options and the closing price ($7.50 per share) of the Company's common stock in the over-the-counter market on September 29, 1995, the last trading day of the Company's fiscal year. Only in-the-money options are considered in the calculation.

                     APPROVAL OF 1995 STOCK OPTION PLAN
                         FOR NON-EMPLOYEE DIRECTORS

      There will be presented at the Meeting a proposal to approve the Datamarine International, Inc. 1995 Stock Option Plan For Non-Employee Directors adopted by the Board of Directors on December 12, 1995 (the "1995 Directors Plan"). The 1995 Directors Plan is intended to attract and retain the services of experienced and knowledgeable independent Directors who are not employees of the Corporation for the benefit of the Corporation and its stockholders and to provide additional incentive to them to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of the Corporation's common stock. The 1995 Directors Plan is the successor to the Corporation's 1992 Stock Option Plan for Non-Employee Directors (the "1992 Directors Plan"), which was terminated by the Board of Directors on December 12, 1995.

      The Board of Directors recommends stockholder approval of the 1995 Directors Plan. The following is a summary of the principal provisions of the 1995 Directors Plan. A copy of the 1995 Directors Plan is attached to this Proxy Statement as Exhibit A. Reference is made to Exhibit A for more detailed information.

Summary of 1995 Directors Plan

      The 1995 Directors Plan provides for the automatic, annual grant of options to purchase 2,000 shares of the Corporation's common stock to each non-employee Director of the Corporation then in office, including newly elected non-employee Directors, immediately following each annual meeting of the Board of Directors for the years 1996 through 1999. The predecessor 1992 Directors Plan provided for automatic grants of options to purchase 1,500 shares of the Corporation's common stock to non-employee Directors in 1993 through 1995. The options will be non-qualified options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      Currently, four of the Corporation's Directors are non-employee Directors and are eligible for participation in the 1995 Directors Plan. No persons other than non-employee Directors are eligible for participation in the 1995 Directors Plan. Subject to adjustment from time to time as provided in the 1995 Directors Plan, a maximum of 48,000 shares of the Corporation's common stock will be available for issuance under the 1995 Directors Plan. The exercise price for the options will be the fair market value of the Corporation's common stock covered by the option at the time the option is granted. The options are immediately exercisable in full, provided that no option may be exercised prior to stockholder approval of the 1995 Directors Plan. No option may be exercised after ten years from the date on which it was granted.

      Options granted under the 1995 Directors Plan are not assignable or transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The exercise price of options must be paid in full upon exercise. Payment may be made in cash or in shares of the Corporation's common stock already owned for a period of six months by the person exercising such option, or in some combination thereof.

      In the event that an optionee ceases to be a Director of the Corporation other than by reason of such optionee's death or disability, the option granted to such optionee may be exercised by him or her only to the extent that the right to exercise such option has accrued and is in effect. Such option may be exercised at any time within seven months after the date such optionee has ceased to be a Director of the Corporation or prior to the date on which the option expires by its terms, whichever is earlier. If termination as a Director was by the Corporation for cause, the option will terminate immediately at the time the optionee ceases to be a Director of the Corporation.

      In the event of the death or disability of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of his or her death or termination of service as a Director by reason of disability, as the case may be, by (i) the estate of such optionee, any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reasons of the death of such optionee or (ii) the optionee, as applicable. The option may be exercised at any time within one year after the date of the death or termination of service on account of disability of such optionee, as applicable, or prior to the date on which the option expires by its terms, whichever is earlier.

      The 1995 Directors Plan provides that the number of shares issuable thereunder shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or stock dividend.

      The 1995 Directors Plan will terminate ten years from the date upon which it is approved by the stockholders, but the Board of Directors may at any time terminate, modify or amend the Plan, except that, to the extent required for compliance with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), no modification or amendment to the provisions of the 1995 Directors Plan may be made more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the 1995 Directors Plan, (ii) the timing of the grants of options to be granted under the 1995 Directors Plan or the exercise price or vesting schedule thereof or (iii) the number of shares subject to options to be granted under the 1995 Directors Plan. Any amendment to the provisions of the 1995 Directors Plan that (a) materially increases the number of shares that may be subject to options granted under the 1995 Directors Plan, (b) materially increases the benefits accruing to participants under the 1995 Directors Plan, or (c) materially modifies the requirement for eligibility to participate in the 1995 Directors Plan, to the extent required for compliance with Rule 16b-3 under the Exchange Act, will be subject to approval by the Corporation's stockholders. Termination, modification or amendment of the 1995 Directors Plan will not, without the consent of an optionee, affect such optionee's rights under a previously granted option.

Federal Income Tax Consequences

      The federal income tax consequences to the Corporation and to any person granted an award of options under the 1995 Directors Plan under the existing applicable provisions of the Code and the regulations thereunder are substantially as follows.

      Under present law and regulations, no income will be recognized by a participant upon the grant of stock options. On the exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price. Upon a later sale of those shares, the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the option price), and the shares' holding period will begin on the day after the exercise date.

      If the optionee uses already-owned shares to exercise an option in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee's tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

      In all the foregoing cases the Corporation will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

      The closing trading price of the Corporation's common stock as reported by the Nasdaq National Market System on December 29, 1995 was $11.25.

   The Board of Directors unanimously recommends a vote FOR approval of the
                            1995 Directors Plan.


           AMENDMENT OF THE CORPORATION'S ARTICLES OF ORGANIZATION
                  REGARDING PLACE OF STOCKHOLDERS' MEETINGS

      The Board of Directors has unanimously approved, subject to approval by the stockholders at the Meeting, the amendment of the Corporation's Articles of Organization to permit meetings of the Corporation's stockholders to be held anywhere in the United States. Under Massachusetts Business Corporation law, meetings of the Corporation's stockholders must be held within the Commonwealth of Massachusetts unless and to the extent that the Corporation's Articles of Organization permit such meetings to be held elsewhere in the United States. As proposed, the Corporation's Articles of Organization would be amended to provide, in pertinent part, that "Meetings of the stockholders of the corporation may be held anywhere in the United States."

      The Board of Directors believes that the proposed amendment is beneficial because it will provide the Corporation with the flexibility to hold stockholders' meetings anywhere in the United States that is convenient or desirable. In particular, the proposed amendment will permit stockholders' meetings to be held at or near principal places of business of the Corporation or its subsidiaries, even if they are located outside of Massachusetts. Permitting stockholders' meetings to be held outside the Corporation's state of incorporation is in keeping with the modern trend under corporate law.

   The Board of Directors unanimously recommends a vote FOR approval of the amendment of the Corporation's Articles of Organization.


                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Coopers & Lybrand, certified public accountants, to act as independent public auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ending September 27, 1996. A representative of Coopers & Lybrand is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons owning more than 10% of the outstanding common stock of the Corporation to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% holders of common stock are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Corporation believes that during the period beginning October 4, 1992 through the date hereof, all Section 16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its common stock were complied with.


              DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 1997 must be received at the Corporation's principal executive offices in Mountlake Terrace on or before October 8, 1996. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

      In addition to the Securities and Exchange Commission requirements regarding stockholder proposals, the Corporation's By-Laws contain provisions regarding matters to be brought before stockholder meetings. If stockholder proposals, including proposals regarding the election of Directors, are to be considered at the 1997 Annual Meeting, notice of them, whether or not they are included in the Corporation's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation on or before January 2, 1997.


                                OTHER MATTERS

      Management knows of no matters to be brought before the meeting other than the election of a Director, the proposal to approve the 1995 Stock Option Plan for Non-Employee Directors, and the proposal to approve the amendment of the Corporation's Articles of Organization to permit meetings of stockholders of the Corporation to be held anywhere in the United States. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

      The cost of this solicitation will be borne by the Corporation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Corporation.


                                 10-K REPORT

      THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DATAMARINE INTERNATIONAL, INC., 2030 220TH S.W. MOUNTLAKE TERRACE, WASHINGTON 98043.


                                       By Order of the Board of Directors

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington
February 6, 1996



                                  Exhibit A

                       DATAMARINE INTERNATIONAL, INC.

                           1995 STOCK OPTION PLAN

                         FOR NON-EMPLOYEE DIRECTORS

1.    PURPOSE

      The purpose of this Datamarine International, Inc. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as "Participants") of Datamarine International, Inc. ("Datamarine") for the benefit of Datamarine and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Datamarine and its stockholders through continuing ownership of its common stock.

2.    SHARES SUBJECT TO THE PLAN

      The total number of shares of common stock, par value $0.01 per share ("Shares"), of Datamarine for which options may be granted under the Plan shall not exceed 48,000 Shares in the aggregate, subject to adjustment in accordance with Section 9 hereof.

3.    ELIGIBILITY; GRANT OF OPTION

      Each member of the Board of Directors (the "Board") of Datamarine who is not otherwise an employee of Datamarine or any subsidiary and who is then in office, including newly elected non-employee directors, immediately following each annual meeting of the Board for the years 1996 through 1999, shall automatically be granted an option to acquire 2,000 Shares under the Plan immediately following each such annual meeting of the Board. The date of grant for such options granted to non-employee directors shall be the date of the annual meeting of the Board for the years 1996 through 1999, as applicable, but such options shall be effective as of such date of grant only if the Company's stockholders have approved this Plan at Datamarine's Special Meeting of Stockholders in lieu of the 1996 Annual Meeting of Stockholders in accordance with Section 13 hereof. The options shall be non-qualified options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4.    OPTION AGREEMENT

      Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Datamarine and by the director to whom such option is granted, which Agreements shall (i) comply with and be subject to the terms and conditions of the Plan and
(ii) provide that the optionee agrees to continue to serve as a director of Datamarine during the term for which he was elected.

5.    OPTION EXERCISE PRICE

      Subject to the provisions of Section 9 hereof, the option exercise price for an option granted under the Plan shall be the fair market value of the Shares of the common stock of Datamarine covered by the option on the date of grant of the option. For the purposes hereof and Section 6(b), if such Shares are then listed on any national securities exchange, the fair market value of the common stock of Datamarine shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in Nasdaq, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2.

6.    TIME AND MANNER OF EXERCISE OF OPTION

      (a) Options granted under the Plan shall, subject to the provisions of Section 7, be exercisable immediately in full, provided that no option shall be exercisable prior to approval of the Plan by the stockholders of Datamarine in accordance with Section 13 hereof.

      (b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the option, to Datamarine, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash or in whole or in part in Shares of the common stock of Datamarine already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under Section 5 hereof, on the date of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than two hundred fifty (250) Shares or all, of the remaining Shares then purchasable by the person or persons exercising the option, if fewer than two hundred fifty (250) Shares. Upon such exercise, delivery of a certificate for paid-up non-assessable Shares shall be made at the principal Washington office of Datamarine to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by Datamarine, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Datamarine and the person or persons exercising the option.

7.    TERMS OF OPTIONS

      (a) Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

      (b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such optionee's death, by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

      (c) In the event that an optionee ceases to be a director of Datamarine, the option granted to such optionee may be exercised by him, but only to the extent that under Section 6 hereof the right to exercise the option has accrued and is in effect. Such option may be exercised at any time within seven (7) months after the date such optionee ceases to be a director of Datamarine, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director (a) was by Datamarine for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Datamarine, (b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 7(b) of the Plan. In the case of disability, the option may be exercised, to the extent then exercisable under Section 6 hereof, at any time within one (1) year after the date of termination of the optionee's directorship with Datamarine, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

8.    OPTIONS NOT TRANSFERABLE

      The right of any optionee to exercise an option granted to him under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations orders as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

9.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event that the outstanding Shares of the common stock of Datamarine are changed into or exchanged for a different number or kind of shares or other securities of Datamarine or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

10.   RESTRICTIONS ON ISSUE OF SHARES

      Notwithstanding the provisions of Section 6 hereof, Datamarine may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

            (i) the Shares with respect to which an option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

            (ii) counsel for Datamarine shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

      It is intended that all exercises of options shall be effective. Accordingly, Datamarine shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Datamarine shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any option may be exercised, except as otherwise agreed to by Datamarine in writing.

11.   RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION

      Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Datamarine shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Datamarine which is satisfactory in form and scope to counsel to Datamarine and upon which, in the opinion of such counsel, Datamarine may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Datamarine shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the Securities Act of 1933 or other applicable statutes, then Datamarine shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Datamarine and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

12.   LOANS PROHIBITED

      Datamarine shall not, directly or indirectly, lend money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the purpose of assisting him or them in the acquisition of Shares covered by an option granted under the Plan.

13.   APPROVAL OF STOCKHOLDERS

      The Plan shall be subject to approval by the Company's stockholders at the next annual meeting of the Company's stockholders, or the next special meeting in lieu of annual meeting of the Company's stockholder's, held after adoption of the Plan by the Board, and shall take effect immediately as of its date of adoption upon such approval.

14.   EXPENSES OF THE PLAN

      All costs and expenses of the adoption and administration of the Plan shall be borne by Datamarine, and none of such expenses shall be charged to any optionee.

15.   TERMINATION AND AMENDMENT OF PLAN

      Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly approved by the stockholders. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided however that, except as provided in Section 9 hereof and to the extent required to qualify the Plan under Rule 16b-3 ("Rule 16b-3") promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), no modification or amendment to the provisions of the Plan may be made more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise price or vesting schedule thereof, or (iii) the number of Shares subject to options to be granted under the Plan either in the aggregate or to one director. Any amendment to the provisions of the Plan which (i) materially increases the number of Shares which may be subject to options granted under the Plan, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall, to the extent required to qualify the Plan under Rule 16b-3, be subject to approval by the stockholders of Datamarine obtained in the manner stated in Section 13 hereof. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

16.   LIMITATION OF RIGHTS IN THE OPTION SHARES

      An optionee shall not be deemed for any purpose to be a stockholder of Datamarine with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

17.   NOTICES

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Datamarine, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of Datamarine.

18.   COMPLIANCE WITH RULE 16b-3

      It is the intention of Datamarine that the Plan comply in all respects with Rule 16b-3 and that Participants remain disinterested persons for purposes of administering other employee benefit plans of Datamarine and having transactions under such other plans be exempt from
Section 16(b) of the Exchange Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provisions would disqualify Participants from remaining disinterested persons, those provisions shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.